Loss per share (Schedule of Basic and Diluted Loss Per Share) (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Reconciliation of the basic and diluted earnings per share computation:
Net loss for earnings per share	$ (11,214)	$ (5,047)	$ (2,418)
Weighted average shares used in diluted computation - basic and diluted	11,341,629	7,422,208	4,400,298
Loss per share - basic and diluted	$ (0.99)	$ (0.68)	$ (0.55)